ACCUMULATED OTHER COMPREHENSIVE INCOME	12 Months Ended
Dec. 31, 2016
ACCUMULATED OTHER COMPREHENSIVE INCOME

NOTE 15 – ACCUMULATED OTHER COMPREHENSIVE INCOME

A summary of the components of accumulated other comprehensive income attributable to Trilogy International Partners LLC is presented below:

	Total	Cumulative Foreign Currency Translation Adjustment	Unrealized Gains and Losses on Derivative Instruments
December 31, 2014	$15,157	$17,287	$(2,130)
Other comprehensive (loss) income before reclassifications	(12,189)	(12,189)	—
Amounts reclassified from AOCI	1,302	—	1,302

Net current period other comprehensive income (loss)	(10,887)	(12,189)	1,302

December 31, 2015	$4,270	$5,098	$(828)
Other comprehensive (loss) income before reclassifications	1,171	1,171	—
Amounts reclassified from AOCI	710	—	710

Net current period other comprehensive income (loss)	1,881	1,171	710

December 31, 2016	$6,151	$6,269	$(118)